EXHIBIT 99.1

Information Services Group, Inc.

Quarterly Unaudited Pro Forma Condensed Combined Statement of Income

(in thousands, except share and per share data)

	2007
	Q1	Q2	Q3	Q4	FY

Revenue	$43,368	$42,199	$43,936	$43,149	$172,652
Operating expenses
Direct costs and expenses for advisors	26,283	24,858	26,324	26,149	103,614
Selling, general and administrative	13,611	12,542	11,370	11,804	49,327
Depreciation	297	351	323	428	1,399
Amortization	1,828	2,212	2,212	1,975	8,227
Operating income	1,349	2,236	3,707	2,793	10,085
Interest income	339	327	329	444	1,439
Interest expense	(2,060)	(2,047)	(2,040)	(2,553)	(8,700)
Foreign currency gains	23	197	135	64	419

Income (loss) before taxes	(349)	713	2,131	748	3,243
Income tax (provision) benefit	166	(561)	(628)	(274)	(1,297)
Net income (loss)	$(183)	$152	$1,503	$474	$1,946

Weighted average shares outstanding:
Basic	39,217	39,217	39,217	36,602	38,556
Diluted	39,217	47,314	47,516	42,804	46,106

Net income (loss) per share:
Basic	$(0.00)	$0.00	$0.04	$0.01	$0.05
Diluted	$(0.00)	$0.00	$0.03	$0.01	$0.04

EBITDA(1)	$3,497	$4,996	$6,377	$5,260	$20,130
Less:
Income taxes	(166)	561	628	274	1,297
Interest expense (net of interest income)	1,721	1,720	1,711	2,109	7,261
Depreciation and amortization	2,125	2,563	2,535	2,403	9,626
Net income (loss)	$(183)	$152	$1,503	$474	$1,946
Plus:
Amortization	1,828	2,212	2,212	1,975	8,227
Non-cash stock compensation	—	—	—	170	170
Cash Earnings	$1,645	$2,364	$3,715	$2,619	$10,343

Cash Earnings Per Share:
Basic	$0.04	$0.06	$0.09	$0.07	$0.27
Diluted	$0.04	$0.05	$0.08	$0.06	$0.22

(1) EBITDA is defined as earnings before interest, taxes, depreciation, and amortization

Information Services Group, Inc.

Unaudited Pro Forma Condensed Combined Statement of Income

For the Quarter Ended March 31, 2007

(in thousands, except share and per share data)

			Pro-Forma
	ISG	TPI	Adjustments		Combined

Revenue	$—	$43,368			$43,368
Operating expenses
Direct costs and expenses for advisors	—	26,283			26,283
Selling, general and administrative	212	14,099	(700)	(A)	13,611
Depreciation	2	295			297
Amortization	—	225	(225)	(B)	1,828
			1,828	(B)
Operating income (loss)	(214)	2,466	(903)		1,349
Interest income	1,958	76	(1,955)	(C)	339
			260	(D)
Interest expense	(3)	(844)	844	(E)	(2,060)
			(1,914)	(F)
			(143)	(G)
Foreign currency gains	—	23			23

Income (loss) before taxes	1,741	1,721	(3,811)		(349)
Income tax (provision) benefit	(680)	(678)	1,524	(H)	166
Net income (loss)	$1,061	$1,043	$(2,287)		$(183)

Weighted average shares outstanding:
Basic					39,217
Diluted					39,217

Net loss per share:
Basic					$(0.00)
Diluted					$(0.00)

Earnings before interest, taxes, depreciation, and amortization (EBITDA)					$3,497
Less:
Income taxes					(166)
Interest expense (net of interest income)					1,721
Depreciation and amortization					2,125
Net loss					$(183)
Plus:
Amortization					1,828
Non-cash stock compensation					—
Cash Earnings					$1,645

Cash Earnings Per Share:
Basic					$0.04
Diluted					$0.04

Notes:

(A) -	Adjustment to eliminate salaries and benefits associated with executives who were severed or whose salaries were reduced in connection with the acquisition
(B) -	Actual amortization for three months of new intangibles, net of intangible amortization prior to the acquisition
(C) -	Reduction of interest income earned on trust account
(D) -	Interest on ISG residual cash
(E) -	Eliminate interest expense on debt not assumed
(F) -	Adjust interest to actual rate for the first three months
(G) -	Amortization of actual debt issue costs for the first three months
(H) -	Adjust income taxes due to pro forma income adjustments based on the statutory tax rate

Information Services Group, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Quarter Ended June 30, 2007

(in thousands, except share and per share data)

			Pro-Forma
	ISG	TPI	Adjustments		Combined

Revenue	$—	$42,199			$42,199
Operating expenses
Direct costs and expenses for advisors	—	24,858			24,858
Selling, general and administrative	327	12,812	(597)	(A)	12,542
Depreciation	3	348			351
Amortization	—	219	(219)	(B)	2,212
			2,212	(B)
Operating income (loss)	(330)	3,962	(1,396)		2,236
Interest income	3,297	51	(3,281)	(C)	327
			260	(D)
Interest expense	—	(965)	965	(E)	(2,047)
			(1,909)	(F)
			(138)	(G)
Foreign currency gains	—	197			197

Income (loss) before taxes	2,967	3,245	(5,499)		713
Income tax (provision) benefit	(1,367)	(1,394)	2,200	(H)	(561)
Net income (loss)	$1,600	$1,851	$(3,299)		$152

Weighted average shares outstanding:
Basic					39,217
Diluted					47,314

Net income per share:
Basic					$0.00
Diluted					$0.00

Earnings before interest, taxes, depreciation, and amortization (EBITDA)					$4,996
Less:
Income taxes					561
Interest expense (net of interest income)					1,720
Depreciation and amortization					2,563
Net income					$152
Plus:
Amortization					2,212
Non-cash stock compensation					—
Cash Earnings					$2,364

Cash Earnings Per Share:
Basic					$0.06
Diluted					$0.05

Notes:

(A) -	Adjustment to eliminate salaries and benefits associated with executives who were severed or whose salaries were reduced in connection with the acquisition
(B) -	Actual amortization for three months of new intangibles, net of intangible amortization prior to the acquisition
(C) -	Reduction of interest income earned on trust account
(D) -	Interest on ISG residual cash
(E) -	Eliminate interest expense on debt not assumed
(F) -	Adjust interest to actual rate for the first three months
(G) -	Amortization of actual debt issue costs for the first three months
(H) -	Adjust income taxes due to pro forma income adjustments based on the statutory tax rate

Information Services Group, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Quarter Ended September 30, 2007

(in thousands, except share and per share data)

			Pro-Forma
	ISG	TPI	Adjustments		Combined

Revenue	$—	$43,936			$43,936
Operating expenses
Direct costs and expenses for advisors	—	26,324			26,324
Selling, general and administrative	236	11,731	(597)	(A)	11,370
Depreciation	2	321			323
Amortization	—	208	(208)	(B)	2,212
			2,212	(B)
Operating income (loss)	(238)	5,352	(1,407)		3,707
Interest income	3,394	52	(3,377)	(C)	329
			260	(D)
Interest expense	—	(932)	932	(E)	(2,040)
			(1,905)	(F)
			(135)	(G)
Foreign currency gains	—	135			135

Income (loss) before taxes	3,156	4,607	(5,632)		2,131
Income tax (provision) benefit	(987)	(1,894)	2,253	(H)	(628)
Net income (loss)	$2,169	$2,713	$(3,379)		$1,503

Weighted average shares outstanding:					39,217
Basic					47,516
Diluted

Net income per share:
Basic					$0.04
Diluted					$0.03

Earnings before interest, taxes, depreciation, and amortization (EBITDA)					$6,377
Less:
Income taxes					628
Interest expense (net of interest income)					1,711
Depreciation and amortization					2,535
Net income					$1,503
Plus:
Amortization					2,212
Non-cash stock compensation					—
Cash Earnings					$3,715

Cash Earnings Per Share:
Basic					$0.09
Diluted					$0.08

Notes:

(A) -	Adjustment to eliminate salaries and benefits associated with executives who were severed or whose salaries were reduced in connection with the acquisition
(B) -	Actual amortization for three months of new intangibles, net of intangible amortization prior to the acquisition
(C) -	Reduction of interest income earned on trust account
(D) -	Interest on ISG residual cash
(E) -	Eliminate interest expense on debt not assumed
(F) -	Adjust interest to actual rate for the first three months
(G) -	Amortization of actual debt issue costs for the first three months
(H) -	Adjust income taxes due to pro forma income adjustments based on the statutory tax rate

Information Services Group, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Quarter Ended December 31, 2007

(in thousands, except share and per share data)

			Pro-Forma
	ISG	TPI	Adjustments		Combined

Revenue	$18,901	$24,248			$43,149
Operating expenses
Direct costs and expenses for advisors	12,246	13,903			26,149
Selling, general and administrative	6,634	6,645	(596)	(A)	11,804
			(297)	(B)
			(582)	(C)
Profit share program	—	58,175	(58,175)	(D)	—
Depreciation	181	247			428
Amortization	722	106	(106)	(E)	1,975
			1,253	(E)
Operating income (loss)	(882)	(54,828)	58,503		2,793
Interest income	1,804	25	(1,805)	(F)	444
			420	(F)
Interest expense	(1,171)	(459)	459	(G)	(2,553)
			(1,299)	(H)
			(83)	(I)
Foreign currency gains/(losses)	84	(20)			64

Income (loss) before taxes	(165)	(55,282)	56,195		748
Income tax (provision) benefit	(67)	(982)	775	(J)	(274)
Net income (loss)	$(232)	$(56,264)	$56,970		$474

Weighted average shares outstanding:
Basic					36,602
Diluted					42,804

Net income per share:
Basic					$0.01
Diluted					$0.01

Earnings before interest, taxes, depreciation, and amortization (EBITDA)					$5,260
Less:
Income taxes					274
Interest expense (net of interest income)					2,109
Depreciation and amortization					2,403
Net income					$474
Plus:
Amortization					1,975
Non-cash stock compensation					170
Cash Earnings					$2,619

Cash Earnings Per Share:
Basic					$0.07
Diluted					$0.06

Notes:

(A) -	Elimination of salaries and benefits associated with executives who were severed or whose salaries were reduced in connection with the acquisition
(B) -	Elimination of transaction bonuses associated with the acquisition
(C) -	Elimination of transaction costs incurred by TPI in connection with the acquisition
(D) -	Non-cash compensation expense related to vesting of Management Share Units and A2 Profit Participation Shares upon the change of control of TPI
(E) -	Amortization of new intangibiles, net of prior intangible amortization
(F) -	Elimination of interest income from cash used in the acquisition of TPI
(G) -	Elimination of interest expense related to prior TPI debt
(H) -	Interest expense for year two in connection with the financing for the acquisition
(I) -	Amortization related to $2.968 million of financing costs
(J) -	Adjustment of tax provision based on statutory rates

Information Services Group, Inc.

Unaudited Pro Forma Condensed Combined Statement of Income

For the Year Ended December 31, 2007

(in thousands, except share and per share data)

			Pro-Forma
	ISG	TPI	Adjustments		Combined

Revenue	$18,901	$153,751	$—		$172,652
Operating expenses
Direct costs and expenses for advisors	12,246	91,368	—		103,614
Selling, general and administrative	7,409	45,287	(2,490)	(A)	49,327
			(297)	(B)
			(582)	(C)
Profit share program	—	58,175	(58,175)	(D)	—
Depreciation	188	1,211	—		1,399
Amortization	722	758	(758)	(E)	8,227
			7,505	(E)
Operating income (loss)	(1,664)	(43,048)	54,797		10,085
Interest income	10,453	204	(10,418)	(F)	1,439
			1,200	(F)
Interest expense	(1,174)	(3,200)	3,200	(G)	(8,700)
			(7,027)	(H)
			(499)	(I)
Foreign currency gains	84	335	—		419

Income (loss) before taxes	7,699	(45,709)	41,253		3,243
Income tax (provision) benefit	(3,101)	(4,948)	6,752	(J)	(1,297)
Net income (loss)	$4,598	$(50,657)	$48,005		$1,946

Weighted average shares outstanding:
Basic					38,556
Diluted				(K)	46,106

Net income per share:
Basic					$0.05
Diluted					$0.04

Earnings before interest, taxes, depreciation, and amortization (EBITDA)					$20,130
Less:
Income taxes					1,297
Interest expense (net of interest income)					7,261
Depreciation and amortization					9,626
Net income					$1,946
Plus:
Amortization					8,227
Non-cash stock compensation					170
Cash Earnings					$10,343

Cash Earnings Per Share:
Basic					$0.27
Diluted					$0.22

Notes:

(A) -	Elimination of salaries and benefits associated with executives who were severed or whose salaries were reduced in connection with the acquisition
(B) -	Elimination of transaction bonuses associated with the acquisition
(C) -	Elimination of transaction costs incurred by TPI in connection with the acquisition
(D) -	Non-cash compensation expense related to vesting of Management Share Units and A2 Profit Participation Shares upon the change of control of TPI
(E) -	Amortization of new intangibiles, net of intangible amortization prior to the acquisition
(F) -	Elimination of interest income from cash used in the acquisition of TPI
(G) -	Elimination of interest expense related to TPI debt prior to the acquisition
(H) -	Interest expense in connection with the financing for the acquisition
(I) -	Amortization related to $2.968 million of financing costs
(J) -	Adjustment of tax provision based on statutory rates
(K) -	The dilutive impact of 7.5 million warrants has been included as of January 1, 2007, although these warrants were not contingently exercisable until January 31, 2008.